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                                                                    EXHIBIT 10.6


[BANK OF AMERICA LOGO]

                        AMENDMENT NO. 1 TO LOAN DOCUMENTS

        This Amendment No. 1 (the "Amendment") dated as of February 20, 2002, is between Bank of America, N.A. ("Lender") and PRA Holding I, L.L.C. ("Borrower").

                                    RECITALS

        A. Borrower has executed various documents concerning credit extended by the Lender, including, without limitation, the following documents (the "Loan Documents"):

                1. A certain Loan Agreement dated as of September 24, 2001 (together with any previous amendments, the "Loan Agreement").

        B. Lender and Borrower desire to amend the Loan Documents.

                                    AGREEMENT

                1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Documents.

                2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

                        (a) Deletion of Paragraphs. The paragraphs entitled
                "ANNUAL STATEMENTS, INTERIM STATEMENTS. TANGIBLE NET WORTH AND DEBT SERVICE COVERAGE RATIO" are hereby deleted in their entirety.

                3. Representations and Warranties. When Borrower signs this Amendment, Borrower represents and warrants to Lender that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Documents except those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender, (b) the representations and warranties in the Loan Documents are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound, and [(d) this Amendment is within Borrower's powers, has been duly authorized, and does not conflict with any of Borrower's organizational papers].

                4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Loan Documents shall remain in full force and effect.

                5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                6. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.






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                This Amendment is executed as of the date stated at the
beginning of this Amendment.

                                            Bank of America, N.A.

                                            By: /s/ ANNE H. CONNER
                                               ---------------------------
                                            Typed Name: Anne H. Conner
                                            Title: Senior Vice President



                                            PRA Holding I, L.L.C.

                                            By: /s/ KEVIN P. STEVENSON
                                               ---------------------------
                                            Typed Name: Kevin P. Stevenson
                                            Title: Member




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